UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, DC 20549

FORM 8-K CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)
June 26, 2008

GLOBAL MED TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Colorado	0-22083	84-1116894
(State or other jurisdiction of	(Commission File No.)	(I.R.S. Employer
incorporation or organization)		Identification No.)

12600 West Colfax, Suite C-420, Lakewood, Colorado		80215
(Address of principal executive offices)		(Zip Code)

(303) 238-2000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.       Entry into a Material Definitive Agreement.

     The information set forth in Item 2.01 with respect to the Security Agreement is hereby incorporated by reference in this Item 1.01.

Item 2.01.     Completion of Acquisition or Disposition of Assets.

     On June 26, 2008 (the “Closing Date”), Global Med Technologies, Inc. (the “Company”) completed its acquisition (the “Acquisition”) of 100% of the capital stock of Inlog S.A., a French Company (“Inlog”), Inlog International S.A.S., a French company and a subsidiary of Inlog (“Inlog International”), and GLI Gesellschaft für Laborinfomationsverarbeitung mbH, a German limited liability company and subsidiary of Inlog (“GLI”).

     As disclosed in the Current Report on Form 8-K filed by the Company with the U.S. Securities and Exchange Commission (the “SEC”) on March 28, 2008, the Acquisition was completed pursuant to a Stock Purchase Agreement (the “Stock Purchase Agreement”) among the Company, Renaud Blanc-Bernard (“Bernard”), Guillaume Jacob (“Jacob”), Olivier Gaydon (“Gaydon”), Philippe Blain (“Blain”), David Rigaud (“Rigaud”), Thierry Charvin (“Charvin”), Nathalie Bonvalot (“Bonvalot”), Christine Salf (“Salf”), Peter Heussner (“Heussner”), Mordicus, a French corporation (“Mordicus”), Alfirin, a French corporation (“Alfirin”), RB2 Conseil, a French corporation (“RB2”), and Parfiges, a French corporation (“Parfiges”). A copy of the Stock Purchase Agreement is attached as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on March 28, 2008 and is incorporated herein by reference.

     In consideration for the Sale of Shares by the aforementioned parties (the “Sellers”), the Company agreed to pay to the Sellers an aggregate purchase price equal to the sum of (i) payments due as of the Closing Date, including €4,470,000 and the issuance of 451,153 shares of the Company’s common stock, par value $0.001 per share (“Common Stock”) based on a value of $1.258996 per share (the “Closing Market Price”), (ii) €400,000, payable by no later than June 26, 2009 (the “First Anniversary”), (iii) the value of Common Stock delivered on the First Anniversary, at the price which was its average closing market price for the ten trading days preceding the First Anniversary (the “First Anniversary Market Price”), in a number of shares equal to either $651,000 divided by the First Anniversary Market Price if the price of such issuance equals or exceeds the Closing Market Price or $651,000 divided by the Closing Market Price if the First Anniversary Market Price is less than the Closing Market Price (although, instead of issuing such shares, the Company, at its sole discretion, may elect to make a payment of $651,000 which the Sellers must use to purchase Common Stock within the three months immediately following the First Anniversary), (iv) €400,000 payable no later than June 26, 2010 (the “Second Anniversary”), and (v) the value of Common Stock delivered on the Second Anniversary, at the price which was its average closing market price for the ten trading days preceding the Second Anniversary (the “Second Anniversary Market Price”), in a number of shares equal to either $651,000 divided by the Second Anniversary Market Price if the price of such issuance equals or exceeds the Closing Market Price or $651,000 divided by the Closing Market Price if the Second Anniversary Market Price is less than the Closing Market Price (although, instead of issuing such shares, the Company, at its sole discretion, may elect to make a payment of $651,000 which the Sellers must use to purchase Common Stock within the three months immediately following the Second Anniversary). The parties agreed that in no event shall the purchase price, consisting of an aggregate of items (i) – (v) above and the Earn-Out Consideration (as defined below), exceed $11,500,000. In order to calculate the purchase price, all sums payable in Euros will be converted to U.S. dollars at the exchange rate listed in the Wall Street Journal on the day preceding each applicable payment date. Within three months of the Closing Date, the Sellers must use $500,000 of the payment delivered on the Closing Date to purchase shares of Common Stock.

     The purchase price will increase by an amount (the “Earn-Out Consideration”) which shall be equal to 20% of the aggregate operating income of Inlog, Inlog International and GLI in the period beginning on June 26, 2008 and ending on December 31, 2008, each of the annual financial periods ending on each of December 31, 2009, 2010, 2011, 2012, and the period beginning on January 1, 2013 and ending on March 31, 2013. The aggregate Earn-Out Consideration shall not exceed €2,000,000. Each Seller shall only be entitled to its share of the Earn-Out Consideration for so long as such Seller remains employed by one of Inlog, Inlog International and GLI; such Seller’s entitlement to the Earn-Out Consideration shall not be re-allocated to any other Seller if the entitled Seller ceases work as an employee of any of Inlog, Inlog International or GLI, or ceases providing services to any of such entities under the terms of a service agreement.

     In connection with the Stock Purchase Agreement, in order to secure the €400,000 payments due on the First Anniversary and the Second Anniversary, respectively, the Company and the Sellers entered into a Security Agreement dated June 26, 2008 (the “Security Agreement”) granting to the Sellers a security interest in all of the Company’s rights, title and interest in the accounts receivable of Inlog in an amount not to exceed €800,000. A copy of the Security Agreement is filed as Exhibit 10.94 hereto and incorporated herein by reference.

     As disclosed in the Current Report on Form 8-K filed by the Company with the SEC on June 20, 2008, the Company and its subsidiary, PeopleMed.com, Inc., entered into a Loan and Security Agreement (the “Loan Agreement”) with Silicon Valley Bank. The Loan Agreement provides for (i) a revolving line of credit in an amount of up to $1,000,000, and (ii) a term loan in an amount of up to $5,000,000. The Company used funds obtained under the Loan Agreement to complete the Acquisition.

     The foregoing description of the Security Agreement does not purport to represent a complete statement of the terms of such agreement and the description of the Security Agreement is qualified in its entirety by reference to the full text of the Security Agreement which is filed as Exhibit 10.94 hereto.

Item 8.01.          Other Events.

     On June 26, 2008, the Company issued a press release that announced that the Acquisition had closed. Such press release is furnished hereto as Exhibit 99.1 and is incorporated herein by reference. This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01.     Financial Statements and Exhibits.
               (a)    Financial Statements of Businesses Acquired.

     The financial information required by Item 9.01(a) of Form 8-K has not been included with this filing and will be included by amendment to this Current Report on Form 8-K no later than 71 calendar days after this initial report must be filed.

(b) Pro Forma Financial Information.

     The financial information required by 9.01(b) of Form 8-K has not been included with this filing and will be included by amendment to this Current Report on Form 8-K no later than 71 calendar days after this initial report must be filed.

(c) Shell Company Transactions. Not applicable

(d)	Exhibits.

	10.94	Security Agreement, dated June 26, 2008 among the Company and the Sellers named therein

	99.1	Press Release of Global Med Technologies, Inc. dated June 26, 2008

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GLOBAL MED TECHNOLOGIES, INC.

By: /s/ Michael I. Ruxin, M.D.
        Michael I. Ruxin, M.D.
        Chairman and Chief Executive Officer

Date: July 2, 2008

Exhibit Index

Exhibit No.	Description

10.94	Security Agreement, dated June 26, 2008 among the Company and the Sellers named therein

99.1	Press Release of Global Med Technologies, Inc. dated June 26, 2008